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                                                                    Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-2




Section 7.3 Indenture                             Distribution Date: 10/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                   0.00
             Class B Principal Payment                                   0.00
             Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                   0.00
             Class B Principal Payment                                   0.00
             Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     783,333.33
             Class B Note Interest Requirement                      73,609.93
             Class C Note Interest Requirement                     118,751.27
                       Total                                       975,694.53

        Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                        1.56667
             Class B Note Interest Requirement                        1.76667
             Class C Note Interest Requirement                        2.21667

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       500,000,000
             Class B Note Principal Balance                        41,666,000
             Class C Note Principal Balance                        53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account          5,952,380.00

(v)     Required Owner Trust Spread Account Amount               5,952,380.00



                                                By:
                                                        --------------------

                                                Name:   Patricia M. Garvey
                                                Title:  Vice President


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